                                                                      EXHIBIT 10

                           TELESPECTRUM WORLDWIDE INC.

                AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT


            This AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT AND WAIVER") is dated as of September 19, 2002 and entered into by and among TELESPECTRUM WORLDWIDE INC., a Delaware corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), BNP Paribas, as administrative agent and collateral agent for Lenders ("AGENT") and the Credit Support Parties (as defined below) solely for purposes of Section 5 hereof and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of April 29, 2002 (as amended from time to time, the "CREDIT AGREEMENT"), by and among Borrower, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrower has informed Lenders that it was not in compliance with the covenant set forth in Section 5.04(a) of the Credit Agreement for the three month period ending June 30, 2002 and (b) the Lenders have agreed to waive compliance with such sections for such periods (and any related Defaults or Events of Default);

            WHEREAS, Borrower has informed Lenders that it was not be able to obtain approval of the Charter Amendment within 120 days of the Second Restatement Date and the Lenders have agreed to waive any Default or Event of Default under Section 6.01(p) of the Credit Agreement caused thereby; and

            WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to amend certain covenant levels.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. WAIVER

            A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Lenders hereby waive compliance with the provisions of Section 5.04(a) of the Credit Agreement with respect to the three month period ending June 30, 2002 and any related Defaults or Events of Default;

            B. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Lenders hereby waive any Default or Event of Default under Section 6.01(p) of the Credit Agreement caused by the failure to obtain approval of the Charter Amendment within 120 days of the Second Restatement Date; provided that, to the extent that the failure to obtain approval of the

Charter Amendment within 120 days of the Second Restatement Date would constitute an Event of Default but for the foregoing waiver, it shall be an Event of Default on and after November 14, 2002 unless the relevant provisions of the Credit Agreement are otherwise waived or amended on or prior to such date.

SECTION 2. LIMITATION OF WAIVER

            Without limiting the generality of the provisions of Section 8.01 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Borrower with the provisions of Section 5.04(a) of the Credit Agreement (and any related Defaults or Events of Default) and any Defaults or Events of Default under Section 6.01(p) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment and Waiver shall be deemed to:

            A. Constitute (i) a waiver of compliance by Borrower with respect to
(a) Section 5.04(a) of the Credit Agreement in any other instance or (b) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of Section 5.04(a) of the Credit Agreement or otherwise) or (ii) a waiver of any Default or Event of Default except as expressly provided herein; or

            B. prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment and Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 3. AMENDMENTS

      A. Section 5.04(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

      "(a) Minimum Consolidated EBITDA. Not permit Consolidated EBITDA for any period set forth below to be less than the correlative amount indicated:

                     PERIOD                    MINIMUM CONSOLIDATED EBITDA
       July 1, 2002 - September 30, 2002               ($  100,000)
       October 1, 2002 - December 31, 2002              $  963,000
       January 1, 2003 - March 31, 2003                 $1,795,000
       April 1, 2003-June 30, 2003                      $2,370,000
       July 1, 2003 - September 30, 2003                $2,976,700
       October 1, 2003 - December 31, 2003              $2,890,000


                                       2
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       For each Fiscal Quarter commencing after December 31, 2003, Minimum
       Consolidated EBITDA shall not be less than 85% of the projected Consolidated EBITDA for such Fiscal Quarter as set forth in the business plan covering such Fiscal Quarter, delivered pursuant to Section 5.03(d) hereof."

      B. Section 5.04(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

      "(b) Minimum Fixed Charge Coverage Ratio. Not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for any period set forth below to be less than the correlative ratio indicated:

                                                    MINIMUM FIXED CHARGE
                     PERIOD                            COVERAGE RATIO
       April 1, 2002 - June 30, 2002                      0.76:1.00
       April 1, 2002 - September 30, 2002                    N/A
       July 1, 2002 - December 31, 2002                   0.61:1.00
       July 1, 2002 - March 31, 2003                      1.00:1.00
       July 1, 2002 - June 30, 2003                       1.31:1.00
       October 1, 2002 - September 30, 2003               1.83:1.00
       January 1, 2003 - December 31, 2003                2.15:1.00

      Not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for any rolling four-Fiscal Quarter period ending after December 31, 2003 to be less than 2.15:1.00."

SECTION 4. REPRESENTATIONS AND WARRANTIES

      In order to induce Lenders to enter into this Amendment and Waiver, Borrower, by its execution of a counterpart of this Amendment and Waiver, represents and warrants that after giving effect to this Amendment and Waiver
(a) no Default or Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Borrower has performed all agreements to be performed on its part as set forth in the Credit Agreement.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT

            Borrower is a party to the U.S. Security Agreement, Intercompany Subordination Agreement, TLSP Investments Subordination Agreement, and TLSP Trademarks Subordination Agreement in each case as amended, restated, supplemented or


                                       3
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otherwise modified through the effective date of this Amendment and Waiver, pursuant to which Borrower has (i) created Liens in favor of Collateral Agent and Lenders on certain Collateral to secure the Secured Obligations (as defined in the U.S. Security Agreement) and (ii) subordinated in favor of Collateral Agent and Lenders the Subordinated Debt (as defined in the Intercompany Subordination Agreement, TLSP Investments Subordination Agreement, TLSP Trademarks Subordination Agreement, respectively) to the Obligations (as defined in the TLSP Investments Subordination Agreement, TLSP Trademarks Subordination Agreement, respectively) or the Senior Obligations (as defined in the Intercompany Subordination Agreement), as the case may be. TLSP Trademarks, Inc., Telespectrum Government Services, Inc. and CRW Financial Inc. (collectively, the "U.S. SUBSIDIARY GUARANTORS") are parties to the U.S. Security Agreement and the Guaranty, in each case as amended, restated, supplemented or otherwise modified through the date of this Amendment and Waiver, pursuant to which each has (i) created Liens in favor of Collateral Agent and Lenders on the Collateral to secure the Secured Obligations (as defined in the U.S. Security Agreement), and (ii) has guaranteed the Guaranteed Obligations (as defined in the Guaranty). TLSP Trademarks, Inc. and CRW Financial Inc. are parties to the Intercompany Subordination Agreement, as amended, restated, supplemented or otherwise modified through the date of this Amendment and Waiver, pursuant to which each has subordinated in favor of Collateral Agent and Lenders the Subordinated Debt (as defined in the Intercompany Subordination Agreement) to the Senior Obligations (as defined in the Intercompany Subordination Agreement). Telespectrum Worldwide (Canada) Inc. (formerly Telespectrum Worldwide (Canada) Inc. and S&P Data Corp., as amalgamated, "TW CANADA") is a party to the Canadian Security Agreements, the Debenture Pledge Agreement, the Canadian Guaranty, the TLSP Investments Subordination Agreement and the Intercompany Subordination Agreement pursuant to which it has (i) created Liens in favor of Collateral Agent and Lenders on the Collateral to secure the Obligations (as defined in the Canadian Security Agreement), (ii) pledged to the Collateral Agent the Debenture to secure the Obligations (as defined in the Canadian Debenture Pledge Agreement), (iii) has guaranteed the Guaranteed Obligations (as defined in the Canadian Guaranty), and
(iv) subordinated in favor of Collateral Agent and Lenders the Subordinated Debt (as defined in the Intercompany Subordination Agreement) to the Senior Obligations (as defined in the Intercompany Subordination Agreement). TLSP Investments, Inc. ("TLSP INVESTMENTS") is a party to the TLSP Investments Subordination Agreement, as amended, restated, supplemented or otherwise modified through the date of this Amendment and Waiver, pursuant to which TLSP Investments has subordinated in favor of Collateral Agent and Lenders the Subordinated Debt (as defined in the TLSP Investments Subordination Agreement) to the Obligations (as defined in the TLSP Investments Subordination Agreement). TLSP Trademarks, Inc. ("TLSP TRADEMARKS") is a party to the TLSP Trademarks Subordination Agreement, as amended, restated, supplemented or otherwise modified through the date of this Amendment and Waiver, pursuant to which TLSP Trademarks has subordinated in favor of Collateral Agent and Lenders the Subordinated Debt (as defined in the TLSP Trademarks Subordination Agreement) to the Obligations (as defined in the TLSP Trademarks Subordination Agreement). Borrower, U.S. Subsidiary Guarantors, TLSP Investments and TW Canada are collectively referred to herein as the "CREDIT SUPPORT PARTIES," and the U.S. Security Agreement, the Canadian Security Agreements, the Debenture Pledge Agreement, the Intercompany Subordination Agreement, the TLSP Subordination Agreements, the U.S.


                                       4
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Guaranty, and the Canadian Guaranty, are collectively referred to herein as the
"CREDIT SUPPORT DOCUMENTS."

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and Waiver and consents to the modification of the terms of the Credit Agreement effected pursuant to this Amendment and Waiver. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered or Subordinated Debt subordinated thereby, as the case may be (in each case as such terms are defined in the applicable Credit Support Documents), will continue to guaranty, secure or be subordinated to, as the case may be, to the fullest extent possible, the payment and performance of all "Guaranteed Obligations," "Secured Obligations," "Senior Obligations," or "Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document) to and in favor of Lenders and the Collateral Agent, including without limitation the payment and performance of all such "Obligations," "Guaranteed Obligations," "Secured Obligations" or "Senior Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effective date of this Amendment and Waiver, the definition of "Secured Obligations," "Guaranteed Obligations," "Obligations" and "Senior Obligations" (in each case as such terms are defined in the applicable Credit Support Document) will include the Obligations of Borrower under the Credit Agreement as modified hereby and that all references in the Credit Support Documents to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as modified hereby.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder (which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Waiver. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the effective date of this Amendment and Waiver to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

            Each Credit Support Party (other than Borrower, in its capacity as borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment and Waiver, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the modifications to the Credit Agreement effected pursuant to this Amendment and Waiver and (ii) nothing in the Credit Agreement, this Amendment and Waiver or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


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
SECTION 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
           DOCUMENTS.

            A. On and after the effective date of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

            B. Except as specifically amended by this Amendment and Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            C. The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

SECTION 7. FEES AND EXPENSES

      Borrower acknowledges that all costs, fees and expenses as described in
Section 8.04 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of Borrower.

SECTION 8. HEADINGS

      Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

SECTION 9. APPLICABLE LAW

      THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. COUNTERPARTS; EFFECTIVENESS

      This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment and Waiver shall become effective upon the execution of a counterpart hereof by Borrower, the Credit Support Parties and Required


                                       6
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Lenders and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    BORROWER:



                                    TELESPECTRUM WORLDWIDE INC.



                                    By: /s/ Kurt E. Dinkelacker
                                       ---------------------------------
                                            Name: Kurt E. Dinkelacker
                                            Title: Chief Financial Officer




                                    CREDIT SUPPORT PARTIES (solely for
                                    purposes of Section 5 hereof):



                                    TELESPECTRUM GOVERNMENT SERVICES, INC.


                                    By: /s/ Kurt E. Dinkelacker
                                       ---------------------------------------
                                            Name:  Kurt E. Dinkelacker
                                            Title:



                                    CRW FINANCIAL INC.



                                    By: /s/ Kurt E. Dinkelacker
                                       ---------------------------------------
                                            Name:  Kurt E. Dinkelacker
                                            Title:

                                    TELESPECTRUM WORLDWIDE (CANADA) INC.
                                    (formerly Telespectrum Worldwide
                                    (Canada) Inc. and S&P Data Corp.,
                                    as amalgamated)


                                    By: /s/ Kurt E. Dinkelacker
                                       ---------------------------------------
                                            Name:  Kurt E. Dinkelacker
                                            Title:


                                    TLSP INVESTMENTS INC.


                                    By: /s/ Kurt E. Dinkelacker
                                       ---------------------------------------
                                            Name:  Kurt E. Dinkelacker
                                            Title:


                                    TLSP TRADEMARKS INC.



                                    By: /s/ Kurt E. Dinkelacker
                                       ---------------------------------------
                                            Name:  Kurt E. Dinkelacker
                                            Title:

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                                    LENDERS:



                                    BNP PARIBAS (F/K/A BANQUE NATIONALE DE
                                    PARIS), as Administrative Agent,
                                    Collateral Agent and a Lender



                                  By: /s/ Amy Kirschner
                                      ---------------------------------------
                                      Name:  Amy Kirschner
                                      Title:  Director



                                  By: /s/ Curtis Deane
                                      ---------------------------------------
                                      Name:  Curtis Deane
                                      Title:  Director

                                    ENDEAVOR, LLC
                                    by its manager, PPM America, Inc.
                                    as a Lender



                                    By: /s/ Ronnie Kaplan
                                       ---------------------------------------
                                        Name:  Ronnie Kaplan
                                        Title:  Vice President

                                    FLEET NATIONAL BANK (F/K/A BANKBOSTON,
                                    N.A.), as a Lender



                                    By: /s/ G. Christopher Miller
                                       ---------------------------------
                                        Name: G. Christopher Miller
                                        Title:  Vice President

                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST, as a Lender


                                    By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Christina Jamieson
                                       ---------------------------------------
                                        Name: Christina Jamieson
                                        Title:  Vice President

                                    VAN KAMPEN SENIOR FLOATING RATE
                                    FUND, as a Lender



                                    By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Christina Jamieson
                                       ---------------------------------------
                                        Name: Christina Jamieson
                                        Title:  Vice President

                                    VAN KAMPEN SENIOR INCOME TRUST, as a Lender



                                    By:  Van Kampen Investment Advisory Corp.


                                    By: /s/ Christina Jamieson
                                       ---------------------------------------
                                        Name: Christina Jamieson
                                        Title:  Vice President

                                    TBH-I, L.P., as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                     WELLS FARGO BANK, N.A., as a Lender



                                    By: /s/ Razia Damji
                                       ---------------------------------------
                                        Name: Razia Damji
                                        Title: Vice President/Principal

                                    FIRST SOURCE LOAN OBLIGATIONS
                                    TRUST, as a Lender



                                    By: First Source Financial, Inc., its
                                        Servicer and Administrator


                                    By: /s/ Jeffrey A. Cerny
                                       ---------------------------------
                                       Name: Jeffrey A. Cerny
                                       Title: Senior Vice President

                                    ENDURANCE CLO I, LTD, as a Lender

                                    By: ING Capital Advisors, LLC
                                        As Portfolio Manager

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                    KZH ING-2 LLC, as a Lender



                                   By: /s/ Susan Lee
                                       ---------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                    KZH ING-3 LLC, as a Lender



                                   By: /s/ Susan Lee
                                       ---------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                    ARCHIMEDES FUNDING, L.L.C. , as a Lender



                                    By: ING Capital Advisors, LLC,
                                        as Collateral Manager


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                    ARCHIMEDES FUNDING II, L.L.C., as a Lender


                                    By: ING Capital Advisors, LLC,
                                        as Collateral Manager


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                    FIRST DOMINION FUNDING III, as a Lender


                                    By:
                                       ---------------------------------
                                       Name: